SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 27, 2000


                           PAGING NETWORK, INC.
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          (Exact name of registrant as specified in its charter)



           Delaware                  0-19494                04-2740516
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 (State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation             File Number)         Identification No.)


    14911 Quorum Drive
       Dallas, Texas                                            75240
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including are code: (972) 801-8000


                                 Not Applicable
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           (Former name or former address, if changed since last report)



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Item 5.   Other Events.

          On January 27, 2000, the Registrant issued the attached press release.


Item 7.   Exhibits

          99.1  Press Release, dated January 27, 2000



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


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 27, 2000               PAGING NETWORK, INC.


                                      By: /s/ Ruth Williams
                                          ---------------------------------
                                          Ruth Williams
                                          Senior Vice President and General
                                          Counsel


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